UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2014 (May 22, 2014)

MID-AMERICA APARTMENT COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

TENNESSEE	001-12762	62-1543819
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6584 Poplar Avenue
Memphis, Tennessee	38138
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (901) 682-6600

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. Submission of Matters to a Vote of Security Holders.

On May 22, 2014, the registrant held its 2014 Annual Meeting of Shareholders. The following matters were submitted to a vote of the shareholders of record as of March 14, 2014 through the solicitation of proxies:

1.	To elect twelve directors to serve for one year and until their successors have been duly elected and qualified;
2.	To approve the Amended and Restated Mid-America Apartment Communities, Inc. 2013 Stock Incentive Plan, to increase the maximum number of shares of common stock reserved and available for issuance to 625,000
3.	To provide an advisory (non-binding) vote to approve compensation of the registrant’s named executive officers; and
4.	To ratify Ernst & Young LLP as the registrant’s independent registered public accounting firm for 2014.

All twelve nominees were elected to serve for one year and until their successors have been duly elected and qualified. The results of the election were as follows:

				Broker
	For	Against	Abstain	Non-Votes
H. Eric Bolton, Jr.	64,012,482	1,173,935	934,867	4,937,245
Alan B. Graf, Jr.	65,220,017	858,253	43,014	4,937,245
Ralph Horn	64,590,701	1,483,886	46,697	4,937,245
James K. Lowder	65,726,143	349,825	45,316	4,937,245
Thomas H. Lowder	65,775,235	299,576	46,473	4,937,245
Claude B. Nielsen	61,377,215	4,694,853	49,216	4,937,245
Philip W. Norwood	65,613,070	460,454	47,760	4,937,245
Harold W. Ripps	65,680,031	368,512	72,741	4,937,245
W. Reid Sanders	65,281,001	790,415	49,868	4,937,245
William B. Sansom	65,440,410	634,047	46,827	4,937,245
Gary Shorb	65,312,369	763,688	45,227	4,937,245
John W. Spiegel	65,551,159	519,033	51,092	4,937,245

The Amended and Restated Mid-America Apartment Communities, Inc. 2013 Stock Incentive Plan, to increase the maximum number of shares of common stock reserved and available for issuance to 625,000, was approved. The results of the election were as follows:

			Broker
For	Against	Abstain	Non-Votes
64,995,698	1,037,949	87,637	4,937,245

The advisory (non-binding) vote to approve the compensation of named executive officers was in favor of executive compensation. The results of the vote were as follows:

			Broker
For	Against	Abstain	Non-Votes
63,926,143	2,095,584	99,557	4,937,245

Ernst & Young LLP was ratified to serve as the registrant’s independent registered public accounting firm for 2014. The results of the vote were as follows:

			Broker
For	Against	Abstain	Non-Votes
69,653,221	1,350,772	54,536	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MID-AMERICA APARTMENT COMMUNITIES, INC.
Date: May 23, 2014	/s/Albert M. Campbell, III
Albert M. Campbell, III
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)